SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.                )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

COHU, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

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(1)	Title of each class of securities to which transaction applies:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPARATIVE STOCK PERFORMANCE GRAPH
PROPOSAL NO. 2
AMENDMENTS TO THE COHU, INC. 1996 OUTSIDE DIRECTORS STOCK OPTION PLAN
INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS – 2004 ANNUAL MEETING
APPENDIX A

12367 Crosthwaite Circle
Poway, California 92064-6817

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 13, 2003

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Cohu, Inc. (“Cohu”) will be held at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 on Tuesday, May 13, 2003, at 2:00 p.m. Pacific Time, for the following purposes:

1.	To elect two directors, each for a term of three years.

2.	To approve certain amendments to the Cohu 1996 Outside Directors Stock Option Plan to (i) increase the initial option grant upon appointment to the board from 10,000 shares to 20,000 shares and (ii) reduce the vesting period on the 5,000 share annual grant from four years to two years.

3.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record of Cohu at the close of business on March 18, 2003 will be entitled to vote at the meeting.

     Since the holders of a majority of the outstanding shares of voting stock of Cohu entitled to vote at the meeting must be represented to constitute a quorum, all stockholders are urged either to attend the meeting in person or to vote by proxy.

     A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be available at Cohu’s corporate offices, for the examination of any stockholder during normal business hours for a period of ten days immediately prior to the meeting.

     Please sign, date and return the enclosed proxy in the envelope enclosed for your convenience. Alternatively, stockholders may vote by telephone or electronically via the internet. Please refer to the instructions included with the proxy for additional details. If you attend the meeting you may revoke your proxy and vote in person. You may also revoke your proxy by delivering a written notice to the Secretary of Cohu, or by submitting another duly signed proxy bearing a later date.

By Order of the Board of Directors,

John H. Allen
Secretary
Poway, California
April 1, 2003

YOUR VOTE IS IMPORTANT

     IN ORDER TO INSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.

Cohu, Inc.

12367 Crosthwaite Circle
Poway, California 92064-6817

PROXY STATEMENT

GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cohu, Inc., a Delaware corporation (“Cohu”), of your proxy for use at the Annual Meeting of Stockholders to be held on Tuesday, May 13, 2003, at 2:00 p.m. Pacific Time at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 (the “Meeting”). This proxy statement, proxy card and the Cohu 2002 Annual Report are being mailed to all stockholders on or about April 1, 2003.

     On March 18, 2003, the record date fixed by the Board of Directors, Cohu had outstanding 20,939,984 shares of Common Stock.

Voting Procedures

     As a stockholder of Cohu, you have a right to vote on certain business matters affecting Cohu. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed under “Proposal No. 1” and “Proposal No. 2”. Each share of Cohu’s common stock you own entitles you to one vote. In the election of directors stockholders may cumulate their votes as described below.

Methods of Voting

     You may vote by mail, by telephone, over the Internet or in person at the Meeting. Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted FOR the two named nominees for directors, FOR the approval of the amendments to the Cohu 1996 Outside Directors Stock Option Plan and in the discretion of the proxies (as defined below) as to other matters that may properly come before the Meeting.

     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Meeting. In this way, your shares will be voted if you are unable to attend the Meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

     Voting by Telephone. To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     Voting over the Internet. To vote over the Internet, please follow the instructions included on your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card.

     Voting in Person at the Meeting. If you plan to attend the Meeting and vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the Meeting, you will need to bring with you to the Meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Revoking Your Proxy

     You may revoke your proxy at any time before it is voted at the Meeting. In order to do this, you must:

•	enter a new vote over the Internet, by telephone or by signing and returning another proxy card bearing a later date;

•	provide written notice of the revocation to Cohu’s Secretary; or

•	attend the meeting and vote in person.

Quorum Requirement

     A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, March 18, 2003, must be present in order to hold the Meeting and to conduct business. Shares are counted as being present at the Meeting if you appear in person at the Meeting or if you vote your shares over the Internet, by telephone or by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the Meeting, they will be counted as present for the purpose of determining a quorum.

Votes Required for the Proposals

     The votes required and the method of calculation for the proposals to be considered at the Meeting are as follows. For Proposal No. 1, the two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote “for” the nominees for election as directors or you may “withhold” your vote with respect to one or more nominees. In the election of directors stockholders may, as provided for in the Cohu Amended and Restated Certificate of Incorporation, cumulate their votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are normally entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit.

     The affirmative vote of a majority of shares, cast at the Meeting, in person or by proxy, is required for approval of Proposal No. 2, the amendments to the Cohu 1996 Outside Directors Stock Option Plan.

     If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

Broker Non-Votes

     If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as “broker non-votes”) on certain routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on these routine matters. To the extent your brokerage firm votes shares on your behalf on these proposals, your shares will be included in the determination of whether a quorum is present at the Meeting.

Abstentions

     If you abstain from voting “for” or “against” a proposal, your abstention will be included in determining whether or not a quorum is present.

Voting Confidentiality

     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

     Final voting results will be announced at the Meeting and will be published in Cohu’s Quarterly Report on Form 10-Q for the second quarter of 2003, filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

•	visiting our website at www.cohu.com;

•	contacting our Investor Relations department at 858-848-8100; or

•	viewing our Form 10-Q for the second quarter of 2003 on the SEC’s website at www.sec.gov.

Proxy Solicitation Costs

     Cohu will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Cohu has not engaged an outside solicitor in connection with this proxy solicitation. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Cohu Amended and Restated Certificate of Incorporation divides the directors into three classes whose terms expire at successive annual meetings over a period of three years. One class of directors is elected for a term of three years at each annual meeting with the remaining directors continuing in office. At the Meeting, two Class 2 directors are to be elected for a term expiring in 2006. It is intended that the shares represented by proxies in the accompanying form will be voted by the proxy holders for the election of the two nominees named below. In the event the election of directors is to be by cumulative voting, the proxy holders will vote the shares represented by proxies in such proportions as the proxy holders see fit. Should the nominees decline or become unable to accept nomination or election, which is not anticipated, the proxies will be voted for such substitute nominee as may be designated by a majority of the Board of Directors. There is no family relationship between the nominees, other directors or any of Cohu’s executive officers. The Board of Directors recommends a vote in favor of the two nominees named below.

Nominees Whose Terms Expire in 2006 — Class 2

			Director
Name	Age	Principal Occupation	Since

Harry L. Casari	66	Retired Partner, Ernst & Young LLP; Mr. Casari is also a director of Meade Instruments	1995
Harold Harrigian	68	Retired Partner and Director of Corporate Finance, Crowell, Weedon & Co.; Mr. Harrigian is also a director of First Mortgage Corporation	1998

INFORMATION CONCERNING OTHER DIRECTORS

Directors Whose Terms Expire in 2004 — Class 3

			Director
Name	Age	Principal Occupation	Since

James W. Barnes	73	Retired President and Chief Executive Officer of Cohu from 1983 to March, 1996	1983
James A. Donahue	54	President and Chief Executive Officer of Cohu since June, 2000; President and Chief Operating Officer of Cohu from October, 1999 to June, 2000; President of Cohu Semiconductor Equipment Group from May, 1998 to October, 1999; President of Delta Design, Inc., a wholly owned subsidiary of Cohu, since May, 1983	1999

Director Whose Term Expires in 2005 — Class 1

			Director
Name	Age	Principal Occupation	Since

Charles A. Schwan	63	Chairman of the Board; Retired Chief Executive Officer of Cohu since June, 2000; Chairman and Chief Executive Officer of Cohu from July, 1999 to June, 2000; President and Chief Executive Officer of Cohu from March, 1996 to July, 1999; Executive Vice President and Chief Operating Officer of Cohu from September, 1995 to March, 1996; Vice President, Finance of Cohu from 1983 until September, 1995	1990

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Cohu’s Common Stock as of February 14, 2003 by (i) each person known by Cohu, based on information provided by such person, to own more than 5% of Cohu’s Common Stock; (ii) each director of Cohu; (iii) each named executive officer included in the “Summary Compensation Table”; and (iv) all directors and executive officers as a group.

	Amount & nature of		Percent
Name and address of beneficial owner	beneficial ownership (1)		of class (2)

FMR Corp 82 Devonshire Street Boston, MA 02109	1,539,200	(3)	7.36%

Systematic Financial Management, L.P. 300 Frank W. Burr Blvd. Teaneck, NJ 07666	1,426,476	(4)	6.82%

Putnam, LLC. One Post Office Square Boston, MA 02109	1,349,430	(5)	6.46%

Nicholas J. Cedrone One Monarch Drive Littleton, MA 01460	1,336,138	(6)	6.39%

John H. Allen	128,528		*
James W. Barnes	358,819		1.72%
Harry L. Casari	12,850		*
James A. Donahue	276,100		1.31%
Harold Harrigian	17,850		*
Charles A. Schwan	383,892		1.82%
All directors and executive officers
as a group (6 persons)	1,178,039		5.50%

*	Less than 1%

(1)	Includes 110,000, 11,250, 181,288, 16,250, 180,500 and 499,288 shares issuable upon exercise of stock options held by Mr. Allen, Mr. Casari, Mr. Donahue, Mr. Harrigian and Mr. Schwan and all directors and executive officers as a group, respectively, that were exercisable on or within 60 days of February 14, 2003.

(2)	Computed on the basis of 20,901,884 shares of common stock outstanding as of February 14, 2003, plus, with respect to each person holding options to purchase common stock exercisable within 60 days of February 14, 2003, the number of shares of common stock issuable upon exercise thereof.

(3)	According to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, FMR Corp. reported it had sole voting and dispositive power with respect to 628,600 and 1,539,200 shares, respectively, and no shared voting or dispositive power with respect to these shares.

(4)	According to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003, Systematic Financial Management, L.P. reported that it had sole voting and dispositive power with respect to 1,252,701 and 1,426,476 shares, respectively, and no shared voting or dispositive power with respect to these shares.

(5)	According to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, Putnam, LLC. reported that it had no sole voting or dispositive power with respect to these shares and shared voting and dispositive power with respect to 330,630 and 1,349,430 shares, respectively.

(6)	According to Schedule 13G filed with the Securities and Exchange Commission on January 30, 2003.

BOARD OF DIRECTORS AND COMMITTEES

Organization of the Board of Directors

     The Board of Directors held a total of nine meetings during 2002. Each director attended at least 75% of all Board and applicable committee meetings during 2002.
     The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee, composed of Messrs. Harrigian (Chairman), Barnes and Casari is the principal link between the Board and Cohu’s independent auditors and monitors audit, internal accounting control and financial reporting processes and procedures. The Audit Committee held five meetings during 2002. The Compensation Committee, also consisting of Messrs. Casari (Chairman), Barnes and Harrigian, recommends to the Board of Directors the compensation structure for the officers of Cohu and each subsidiary. In addition, the Compensation Committee has the responsibility for administration of Cohu’s stock option, stock purchase and incentive compensation plans. The Compensation Committee held two meetings in 2002. The Board does not have a nominating committee or a committee that serves a similar function.

Directors’ Compensation

     During 2002, non-employee directors received (i) an annual retainer of $8,500; (ii) $500 per meeting attended in person to a maximum of $2,500 annually; and (iii) $1,000 annually for membership on one or more active committees. The Cohu 1996 Outside Directors Stock Option Plan currently provides that each director who is not a current or former management employee of Cohu will receive an automatic grant of an option to purchase 10,000 shares of Cohu’s Common Stock upon their appointment to the Board and an annual grant of an option to purchase 5,000 shares thereafter. See Proposal No. 2, “Amendments to the Cohu, Inc. 1996 Outside Directors Stock Option Plan”. Options granted under this plan have an exercise price equal to the fair market value on the grant date. Cohu pays the cost of health care insurance premiums for certain directors and their spouses. Pursuant to an employment agreement with Cohu, Mr. Schwan is paid an annual salary of $30,000.

     In 2003, the annual retainer for non-employee directors was increased to $20,000 and the per meeting fees were eliminated. The Chairman of the Audit and Compensation Committees each receive an additional $5,000 annually for their services as Chairman and the other members of the Audit and Compensation Committees each receive an additional annual fee of $2,500.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table discloses compensation paid to Cohu’s Chief Executive Officer and the other executive officer whose aggregate cash compensation exceeded $100,000 (the “Named Executive Officers”) during the last three years.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
		Annual
		Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Options (#)	Compensation ($)(2)

James A. Donahue	2002	315,002	70,000	70,000	15,400
President and	2001	324,425	—	—	6,800
Chief Executive Officer	2000	330,777	319,900	60,000	26,027

John H. Allen	2002	197,634	30,000	30,000	7,188
Vice President, Finance & Chief	2001	205,612	35,000	—	6,800
Financial Officer, Secretary	2000	212,313	180,972	25,000	15,731

(1)	The amounts shown in this column reflect payments under Cohu’s Incentive Bonus Plan for key executives or other amounts paid at the discretion of the Cohu Board of Directors.
(2)	The amounts shown in this column reflect Cohu’s contributions to the Employees’ Retirement 401(k) Plan and the Cohu, Inc. Deferred Compensation Plan.

     Incentive Bonus Plan. Cohu had an incentive bonus plan for key executives in effect through 2002. Under this plan, corporate officers may receive incentive compensation based on overall corporate earnings performance and the principal executive of each division and subsidiary may receive incentive compensation based upon the earnings performance of the operations they manage. In each case, the incentive compensation is determined with reference to a pre-tax earnings “target” fixed by the Compensation Committee, or in the case of divisions and subsidiaries, by Cohu’s management.

     Retirement Plan. The Cohu Employees’ Retirement 401(k) Plan was implemented on January 1, 1978. The majority of Cohu’s employees, including the Named Executive Officers, who are at least 21 years of age and complete six months of service are eligible to enroll in this Plan. The participant may contribute a percentage of his or her annual compensation subject to maximum annual contribution limitations. Cohu may match participant contributions up to 4% of annual employee compensation not to exceed specified annual limits. The amounts contributed by Cohu are vested 10% after one year of participation, another 10% after two years and an additional 20% each year thereafter to the full 100%. The maximum nontaxable annual amount that a participant could contribute in 2002 was $12,000.

     Cohu, Inc. Deferred Compensation Plan. Cohu adopted the Cohu, Inc. Key Executive Long Term Incentive Plan in 1994. The Plan was amended, restated and renamed the Cohu, Inc. Deferred Compensation Plan in 2001. Under this Plan, corporate officers, including the Named Executive Officers, may elect to defer a portion of their current compensation. Cohu will then match participant contributions up to 4% of the executive’s compensation in excess of specified annual limits. These combined funds may be used by Cohu to purchase a specifically designed life insurance policy on the executive’s life. Cohu is not entitled to a corporate tax deduction until the year in which the executive recognizes taxable income in connection with the Plan. Participant contributions, distributions and investment earnings and losses are accumulated in deferral investment accounts as established by the Plan. The trust assets and the payroll obligation to the participant are included in Cohu’s consolidated financial statements. Participants may elect to receive payment of their deferral account in ten or fifteen annual installments upon retirement and in lump sum or five, ten or fifteen annual installments upon disability, death, termination or change in control, as defined.

     Termination Agreements. Cohu has entered into Termination Agreements with Mr. Donahue and Mr. Allen pursuant to which those executives would be entitled to a payment in the event of a termination of employment for specified reasons following a change of control of Cohu. For this purpose, a change of control of Cohu means a merger or consolidation of Cohu (except with a wholly owned subsidiary), a sale by Cohu of all or substantially all of its assets, the acquisition of beneficial ownership of a majority of the outstanding voting stock of Cohu by any person, entity or affiliated group or a change in the identities of a majority of the directors of Cohu within a period of thirty consecutive months resulting in whole or in part from the election of persons who were not management nominees. Termination of employment for purposes of these agreements means a discharge of the executive by Cohu, other than for specified causes including death, disability, wrongful acts, habitual intoxication, habitual neglect of duties or normal retirement. Termination also includes resignation following the occurrence of an adverse change in the executive’s position, duties, compensation or work conditions. The amounts payable under the agreements will change from year to year based on the executive’s compensation. In the event of a termination in 2003 following a change of control, the amounts payable to Mr. Donahue and Mr. Allen would be approximately $1,400,000 and $900,000, respectively.

     Employment Agreement. Charles A. Schwan resigned as President & Chief Executive Officer of Cohu effective June 30, 2000. Cohu and Mr. Schwan entered into an employment agreement for a three-year period commencing June 30, 2000. Pursuant to this agreement, Mr. Schwan agreed to provide Cohu with employment services under the direction and control of Cohu on a part-time basis. For such services Mr. Schwan will be paid an annual salary of $30,000. Mr. Schwan has continued to serve as Chairman of Cohu’s Board of Directors, subject to reelection by the stockholders at the conclusion of his term in office.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on grants of options to purchase Cohu’s Common Stock made to the Named Executive Officers during the year ended December 31, 2002.

Individual Grants

Number of
	Securities	Percent of			Potential Realizable Value
	Underlying	Total Options			at Assumed Annual Rates of
	Options	Granted	Exercise or		Stock Price Appreciation
	Granted	to Employees	Base Price	Expiration	for Option Term (2)
Name	(#) (1)	in Fiscal Year	($/Sh)	Date	5%($)	10% ($)

James A. Donahue	70,000	12.56%	18.20	1/23/12	801,346	2,030,756

John H. Allen	30,000	5.38%	18.20	1/23/12	343,434	870,324

(1)	Consists of stock options, which (i) were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, (ii) become exercisable over four years at the rate of one-fourth each year and (iii) expire ten years from the date of grant. The options were granted under Cohu’s 1998 Stock Option Plan.

(2)	The “potential realizable value” shown represents the potential gains based on annual compound stock price appreciation of 5% and 10% from the date of grant through the full 10-year option term, net of exercise price, but before taxes associated with the exercise. The amounts represent assumed rates of appreciation only based on the Securities and Exchange Commission rules and do not represent Cohu’s estimate of the possible future appreciation in Cohu’s Common Stock or gains, if any, that may ultimately be realized by the above option holders. If the price of Cohu’s Common Stock does not increase above the exercise price, no value will be realizable from these options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises in 2002 by the Named Executive Officers and the value of such officers’ unexercised options at December 31, 2002.

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Unexercised		In-the-Money Options
	on Exercise	Realized	Options at Fiscal Year-End (#)		at Fiscal Year-End ($) (1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

James A. Donahue	—	—	148,788	115,000	395,307	64,050

John H. Allen	21,472	422,446	90,000	55,000	132,875	43,125

(1)	Calculated solely on the basis of the fair market value of Cohu’s Common Stock at December 31, 2002, minus the aggregate exercise price and before taxes associated with such exercise. Accordingly, such amounts may bear no relationship to gains, if any, that may be realized upon the ultimate disposition of the shares. The closing price of Cohu’s Common Stock on December 31, 2002 as reported on the Nasdaq Stock Market was $14.70.

AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

     Composition. The Audit Committee of the Board of Directors is composed of three independent directors, as defined by current rules of the National Association of Securities Dealers (“NASD”), and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Harold Harrigian (Chairman), James W. Barnes and Harry L. Casari.

     Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors a firm to be engaged as Cohu’s independent auditors. Management is responsible for Cohu’s internal controls and financial reporting processes. The independent auditors are responsible for performing an independent audit of Cohu’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee’s responsibility is to oversee the audit process and the activities of Cohu’s internal staff.

     Review with Management and Independent Auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Cohu’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees.

     Cohu’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent auditors, Ernst & Young LLP, the firm’s independence.

     Summary. Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Cohu’s Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harold Harrigian (Chairman)	James W. Barnes	Harry L Casari

AUDIT AND RELATED FEES

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of Cohu’s annual consolidated financial statements for 2002 and the review of the consolidated financial statements included in Cohu’s Forms 10-Q for 2002 were $288,000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Ernst & Young LLP to Cohu for financial information systems design and implementation for 2002.

     All Other Fees. The aggregate fees billed to Cohu for all other services rendered by Ernst & Young LLP for 2002, primarily for tax assistance and return preparation and including fees for statutorily required audits in certain locations outside the U.S. where Cohu has operations, accounting consultations and audits of Cohu’s employee benefit plans, were $261,000.

     The Audit Committee has determined that the nonaudit services rendered by Ernst & Young LLP, are compatible with maintaining Ernst & Young LLP’s independence.

COMPENSATION COMMITTEE REPORT

     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

     The Compensation Committee (the “Committee”) of the Board of Directors, comprised of the non-employee directors, determines and administers Cohu’s executive compensation policies and programs. During 2002, Messrs. Casari, Barnes and Harrigian served as members of the Committee.

     Compensation Philosophy. One of the Committee’s primary objectives in establishing compensation policies is to maintain competitive programs to attract, retain and motivate high caliber executives and maximize the long-term success of Cohu by appropriately rewarding such individuals for their achievements. Another objective is to provide an incentive to executives to focus their efforts on long-term goals for Cohu by closely aligning their financial interests with those of the stockholders. To attain these goals, the Committee has designed Cohu’s executive compensation program to include base salary, annual cash bonus incentives and long-term incentives in the form of stock options. The Committee believes that Cohu’s executive compensation programs, as summarized below, have met these objectives.

     Base Salary. The Committee generally determines base salary levels for executive level positions prior to the annual stockholders’ meeting in May. The process involved in the determination of executive base salaries for fiscal 2002 is summarized below.

     Cohu’s 2002 financial results were adversely impacted as a result of the worldwide downturn experienced by the semiconductor equipment industry in particular and electronics and high technology companies in general. In early 2002, Cohu’s executive officers’ base compensation levels were decreased ten percent (10%). The ten percent base salary reduction remained in effect for the balance of 2002. In May, 2002, Cohu’s Chief Executive Officer recommended to the Committee that any increases in Cohu executive base salary levels be deferred until industry conditions improved. Salary increases for Cohu executives will be reassessed in 2003.

     Annual Incentives. Bonuses are designed to be a significant component of cash compensation. Incentives for executive level positions are generally determined according to Cohu’s Incentive Bonus Plan (the “Incentive Plan”), based upon company performance. In general, the Incentive Plan performance target objectives must be achieved before any bonuses may be paid to participants.

     In January, 2003, the Committee reviewed and approved incentive awards for certain participants in Cohu’s Incentive Plan. Due to the failure to achieve certain financial targets set forth in the Incentive Plan, bonuses were not paid under this plan for 2002. The discretionary bonuses that were paid to the Chief Executive Officer and Chief Financial Officer were based on various factors the Committee deemed relevant including the participant’s contributions during the last year, the achievement of strategic initiatives and Cohu’s financial performance relative to other semiconductor equipment companies.

     Stock Options. The Committee grants stock options to focus the executive on the long-term performance of Cohu and on maximizing stockholder value. The grant of stock options is tied to individual executive performance. The Committee grants such stock options after a review of various factors, including the executive’s current equity ownership in Cohu, potential future contributions to Cohu and job responsibilities. The Committee members weigh these subjective factors individually and arrive at final determinations for option grants through consensus. Stock options are granted with an exercise price equal to the current fair market value of Cohu’s stock and utilize vesting periods to encourage retention of executive officers. The Committee believes stock options serve to align the interests of executive officers with those of other stockholders.

SUBMITTED BY THE COMPENSATION COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harry L. Casari (Chairman)	James W. Barnes	Harold Harrigian

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the Compensation Committee members or Named Executive Officers have any relationships which must be disclosed under this caption.

COMPARATIVE STOCK PERFORMANCE GRAPH

     The information contained in this Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

     The graph below compares the cumulative total stockholder return on the Common Stock of Cohu for the last five fiscal years with the cumulative total return on a Peer Group Index and the Nasdaq Market Index over the same period (assuming the investment of $100 in Cohu’s Common Stock, Peer Group Index and Nasdaq Market Index on December 31, 1997 and reinvestment of all dividends). The Peer Group Index set forth on the Performance Graph is the index for Media General Financial Services, Inc. Industry Group 834, “Semiconductor Equipment/Material”. Industry Group 834 is comprised of approximately 50 publicly-held semiconductor equipment and other related companies. Historical stock price performance is not necessarily indicative of future stock price performance.

	1997	1998	1999	2000	2001	2002

Cohu	$100	73	207	94	135	101

Peer Group	$100	112	308	189	207	124

Nasdaq	$100	141	249	156	125	87

PROPOSAL NO. 2

AMENDMENTS TO THE COHU, INC. 1996 OUTSIDE DIRECTORS STOCK OPTION PLAN

     The Board of Directors is requesting stockholder approval of certain amendments to Cohu’s 1996 Outside Directors Stock Option Plan (the “1996 Plan”).

     The Cohu Board of Directors have approved and recommended for adoption certain amendments to the 1996 Plan. The amendments, if approved by Cohu’s stockholders, would (i) increase the 1996 Plan initial stock option grant upon a directors’ appointment to the Board from 10,000 shares to 20,000 shares and (ii) reduce the vesting period on the 5,000 share annual grant from four years to two years. The 1996 Plan is otherwise unchanged since Cohu stockholders approved certain amendments to the 1996 Plan at the Cohu 2001 Annual Meeting of Stockholders. The 1996 Plan provides for the grant of stock options to directors who are not current or former management employees of Cohu (“Outside Directors”). There are currently two Outside Directors, Mr. Casari and Mr. Harrigian, who are eligible to participate in the 1996 Plan. During 2002, Mr. Casari and Mr. Harrigian were each granted options to purchase 5,000 shares of Cohu Common Stock at an exercise price of $25.55 per share pursuant to the 1996 Plan. Messrs. Casari and Harrigian would receive no additional benefits if the stockholders approve the amendments other than to reduce the vesting period for future automatic annual grants under the 1996 Plan.

     As of March 18, 2003, options to purchase 100,000 shares of stock have been issued under the 1996 Plan leaving 200,000 stock options available for future issuance. The 1996 Plan currently provides for an automatic grant of an option to purchase 10,000 shares of Cohu Common Stock upon an Outside Director’s appointment to the Board of Directors (the “Initial Grant”) and, on the first and each successive anniversary of the Initial Grant, an annual grant to purchase 5,000 shares of Cohu Common Stock (the “Annual Grant”). All options granted under the 1996 Plan currently become exercisable in four, equal, annual installments commencing one year from the date the option is granted. Cohu believes increasing the Initial Grant to 20,000 shares and making the Annual Grant exercisable in two, equal, annual installments commencing on the first anniversary date of the Annual Grant, is more in line with the Outside Director stock option plans of numerous high technology companies and will improve Cohu’s ability to attract the services of experienced and highly qualified Outside Directors. Attracting new board members has become increasingly challenging as a result of additional corporate governance requirements. The following is a summary of the principal features of the 1996 Plan and does not purport to be a complete description of all provisions of the 1996 Plan. Any discrepancy between the language of the 1996 Plan and the summary provided herein shall be resolved in favor of the 1996 Plan language.

Administration

     The 1996 Plan is administered by the Cohu Board of Directors or by a duly appointed committee of the Board having such powers specified by the Board. The Board has final power to construe and interpret the 1996 Plan. However, the Board has no authority, discretion, or power to select the Outside Directors who receive options under the 1996 Plan, to set the exercise price of the options granted under the 1996 Plan, to determine the number of shares of common stock to be granted under the option or to alter any other terms of the 1996 Plan, except in the sense of administering the 1996 Plan subject to the provisions thereof.

Eligibility and Type of Option

     Stock Options under the 1996 Plan may be granted only to Outside Directors of the Company. All options granted to Outside Directors under the 1996 Plan are nonstatutory stock options not intended to qualify under section 422(b) of the Code.

Term, Amendment and Termination

     The Board may suspend or terminate the 1996 Plan at any time. Unless sooner terminated by the Board, the term of the 1996 Plan shall be for ten years from the 1996 Plan’s November 13, 1996 commencement date. Termination of the 1996 Plan shall not affect any rights previously granted thereunder. The Committee may terminate, modify or amend the 1996 Plan from time to time, provided that the approval of the stockholders of Cohu would be required with respect to any amendment which would (i) increase the number of shares of Common Stock reserved for issuance upon exercise of options pursuant to the 1996 Plan; (ii) modify the requirements relating to eligibility for participation in the 1996 Plan; or (iii) change any provision of the 1996 Plan in a manner that would increase the benefits accruing to participants thereunder.

Shares Reserved for Issuance; Capital Changes

     A maximum of 300,000 shares of the $1.00 par value Common Stock of Cohu may be issued under the 1996 Plan, subject to adjustment in the event of stock dividends, splits, subdivisions or combinations. Appropriate adjustments shall be made in the number of shares subject to the 1996 Plan, the number of shares to be granted under the 1996 Plan and to any outstanding options and in the exercise price of such options in the event of a stock dividend, stock split, recapitalization or like change in the capital structure of the Company.

Terms of Options

     Set forth below is a description of the terms of options granted or to be granted pursuant to the 1996 Plan.

     a.     Automatic Grant of Options.   Outside Directors receive an Initial Grant and, on the first and each successive anniversary of the Initial Grant, an Annual Grant, provided the individual continues to serve as an Outside Director. If Proposal No. 2 is approved, the Initial Grant would be increased from 10,000 shares to 20,000 shares of Common Stock of Cohu and the Annual Grant would remain at 5,000 shares.

     b.     Option Exercise Price.   The purchase price per share deliverable upon the exercise of a stock option under the 1996 Plan shall be the fair market value of a share on the date of grant.

     c.     Exercise Period and Exercisability of Options.   An option granted pursuant to the 1996 Plan shall be exercisable for a term of ten years. Each option shall become exercisable in four equal installments commencing on the first anniversary date of each grant. One-quarter of the total number of shares covered by the option shall be exercisable on the first anniversary and an additional one-quarter shall be exercisable on each anniversary thereafter until on the fourth anniversary all the shares subject to the option shall be fully vested. If proposal No. 2 is approved, the Initial Grant would continue to become exercisable in four, equal, annual installments and the Annual Grant would become exercisable in two, equal installments commencing on the first anniversary date of the Annual Grant.One-half of the total number of shares covered by the Annual Grant (2,500) would be exercisable on the first anniversary and the remaining one-half (2,500) would be exercisable on the second anniversary.

     d.     Payment of Option Exercise Price. Payment of the exercise price for the number of shares of common stock purchased pursuant to any stock option shall be made in cash or cash equivalent, by delivery to Cohu of shares of Cohu Common Stock that have been owned by the option holder for more than six months and which have an aggregate value equal to such exercise price, or by any combination thereof.

     e.     Transfer of Control. In the event of a proposed “Transfer of Control”, as defined in the 1996 Plan, any portion of an outstanding option that has not yet become exercisable shall automatically become exercisable for a period of 30 days prior to the proposed effective date of the Transfer of Control.

     f.     Nonassignability. No option may be assigned or transferred by an optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

Equity Compensation Plan Information

     The following table summarizes information with respect to options under Cohu’s equity compensation plans at December 31, 2002:

Number of
securities
available for
	Number of		future issuance
	securities to be	Weighted average	under equity
	issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding
	outstanding	options, warrants	securities
	options, warrants	and rights	reflected in column
	and rights (1) (a)	(b)	(a)) (c)

Equity compensation plans approved by security holders	2,587,381	$13.40	1,630,129 (2)
Equity compensation plans not approved by security holders	—	—	—

	2,587,381	$13.40	1,630,129

(1)	Includes only options outstanding under Cohu’s stock option plans, as no stock warrants or rights were outstanding as of December 31, 2002 and includes 45,000 shares of common stock issuable upon exercise of options outstanding at a weighted average exercise price of $14.33 under the 1996 Plan. The market value of Cohu Common Stock on March 14, 2003 based on the closing price as reported on the Nasdaq Stock Market was $14.04.

(2)	Includes 576,939 and 200,000 shares of common stock reserved for future issuance under the Cohu 1997 Employee Stock Purchase Plan and the 1996 Plan, respectively.

Certain Federal Income Tax Consequences

     The following is only a summary of the United States federal income tax consequences to option holders under the 1996 Plan and does not purport to be complete. Interested parties and option holders should refer to the applicable provisions of the Internal Revenue Code. The summary does not address other taxes such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes.

     The grant of a nonstatutory stock option will generally not result in taxable income to the optionee at the time of grant, and ordinary income will be realized by an optionee at the time of exercise of a nonstatutory option in the amount by which the fair market value of the common stock purchased on the date of exercise exceeds the exercise price. Cohu will be entitled to a deduction from income for federal income tax purposes in an amount equal to the ordinary income recognized by the optionee in such case. Any subsequent disposition of the shares acquired pursuant to a nonstatutory option will result in gain or loss to the optionee in an amount equal to the difference between the sale price and the fair market value at the date of exercise. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

Board Recommends Approval

     The Board of Directors recommends that the stockholders approve the amendments to the 1996 Plan.

The affirmative vote of a majority of shares cast at the Meeting, in person or by proxy, (provided a quorum is present) is required to approve the amendments to the 1996 Plan.

INDEPENDENT AUDITORS

     Ernst & Young LLP has served as Cohu’s independent auditors continuously since 1957 and Cohu’s Audit Committee has recommended and the Board of Directors has selected this firm to serve as independent auditors for 2003. Representatives of Ernst & Young LLP will be present at the Meeting and be available to respond to appropriate questions and may make a statement if they desire to do so.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that Cohu’s executive officers and directors and persons who own more than 10% of a registered class of Cohu’s equity securities, file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish Cohu with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, Cohu believes that during the year ended December 31, 2002 its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

OTHER MATTERS

     The Board of Directors is unaware of any other business to be presented for consideration at the Meeting. If, however, such other business should properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders. The shares represented by proxies received in time for the Meeting will be voted and if any choice has been specified the vote will be in accordance with such specification.

STOCKHOLDER PROPOSALS – 2004 ANNUAL MEETING

     Stockholders are entitled to present proposals for action at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and Cohu’s Bylaws. Any proposals intended to be presented at the 2004 Annual Meeting of Stockholders of Cohu must be received at Cohu’s offices on or before December 1, 2003 in order to be considered for inclusion in Cohu’s proxy statement and form of proxy relating to such meeting.

     If a stockholder intends to submit a proposal at the 2004 Annual Meeting of Stockholders of Cohu, which proposal is not intended to be included in Cohu’s proxy statement and form of proxy relating to such meeting, the stockholder should provide Cohu with appropriate notice no later than December 1, 2003. If Cohu fails to receive notice of the proposal by such date, any such proposal will be considered untimely and Cohu will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2004 Annual Meeting of Stockholders of Cohu.

By Order of the Board of Directors,

John H. Allen

Secretary

Poway, California
April 1, 2003

Appendix A

COHU, INC.
1996 OUTSIDE DIRECTORS STOCK OPTION PLAN
(as amended)

     1.     Purpose. The Cohu, Inc. 1996 Outside Directors Stock Option Plan (the “Plan”) is established effective as of the date the Plan is approved by the Board of Directors (the “Effective Date”) to create additional incentive for the non-employee directors of Cohu, Inc., a Delaware corporation, and any successor corporation thereto (collectively referred to as the “Company”) to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

     2.     Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion, or power to select the non-employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an “Option”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3.     Eligibility and Type of Option. Options may be granted only to directors of the Company who, at the time of such grant, are not current or former management employees of the Company or of any parent or subsidiary corporation of the Company (“Outside Directors”). Options granted to Outside Directors shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Code.

     4.     Shares Subject to Option. Options shall be for the purchase of shares of authorized but unissued common stock or treasury shares of common stock of the Company (the “Stock”), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be Three Hundred Thousand (300,000) shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an

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Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule.

     5.     Time for Granting Options. All Options shall be granted, if at all, within ten years from the Effective Date.

     6.     Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the “Option Agreement”), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

         (a)  Automatic Grant of Options. Subject to execution by an Outside Director of an appropriate Option Agreement, options shall be granted automatically and without further action of the Board, as follows:

            (i)  Each person who is an Outside Director as of the Effective Date, or who is newly elected or appointed as an Outside Director after the Effective Date, shall be granted an Option on the Effective Date, or on the day of such initial election or appointment, as the case may be, to purchase Twenty Thousand (20,000) shares of Stock (the “Initial Grant”). On the first anniversary of the Initial Grant and each successive anniversary, each Outside Director shall be granted an Option to purchase Five Thousand (5,000) shares of Stock (the “Annual Grant”). Outside Directors who received their Initial Grant more than one year prior to May 15, 2001 shall be granted an Option to purchase Five Thousand (5,000) shares of Stock effective May 15, 2001 and on the date of each successive annual meeting of stockholders held pursuant to Article II, Section 2 of the Company’s Bylaws.

            (ii)  Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board in the case of an initial Option grant, no later than the Effective Date or, in the case of an Outside Director appointed or elected after the Effective Date, the date upon which such Outside Director is appointed or elected to the Board.

            (iii)  Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as an Outside Director of the Company.

         (b)  Option Exercise Price. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of the Stock on the date of the granting of the Option. Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean of the bid and asked prices of the common stock of the Company on the business day immediately preceding the date of the granting of the Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System) or, in the event the common stock of the Company is listed on the NASDAQ National Market System or a

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securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the business day immediately preceding the date of the granting of the Option, as reported in the Wall Street Journal. If the common stock of the Company is not listed on any exchange or quoted on NASDAQ, the Board of Directors shall in good faith determine the fair market value after consideration of all relevant factors.

          (c)  Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of ten years. Options granted pursuant to the Plan shall first become exercisable on the day (the “Initial Vesting Date”) which is one year from the date on which the Option was granted. The Option shall be exercisable on and after the Initial Vesting Date and prior to termination of the Option in an amount equal to the number of Option Shares multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise of any portion of the Option.

Vested Ratio

	Initial Grant	Annual Grant

(i) Prior to Initial Vesting Date	0	0

On Initial Vesting Date, provided the Optionee has continuously served as a director of the Company from the date the Option was granted until the Initial Vesting Date	1/4	1/2

Plus

(ii) For each full year of the Optionee’s continuous service as a director of the Company from the Initial Vesting Date	1/4	1/2

         (d)  Payment of Option Exercise Price. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iii) by the delivery to the Company of shares of Stock which have been owned by the holder of the Option for more than six months and which have an aggregate value equal to such exercise price, or (iv) by any combination thereof. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise or the delivery of previously owned shares of Stock.

         (e)  Transfer of Control. A “Transfer of Control” shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

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                 (i)  a merger or consolidation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                 (ii)  the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one or more subsidiary corporations (as defined in paragraph 1 above) of the Company; or

                 (iii)  the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                 (iv)  a liquidation or dissolution of the Company.

                 In the event of a proposed Transfer of Control, any portion of an Option that has not yet become exercisable shall automatically become exercisable for a period of 30 days prior to the proposed effective date of the Transfer of Control. In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume the Company’s rights and obligations under outstanding Options or substitute options for the Acquiring Corporation’s stock for such outstanding Options. Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

     7.     Option Agreements; Authority to Vary Terms. Until amended, Options shall be granted using the form of Option Agreement attached hereto. The Board shall have the authority from time to time to vary the terms of the Option Agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms of Option; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee’s service as a director of the Company is terminated for any reason. In no event shall the Board be permitted to vary the terms of the Option Agreements or the Plan if such change would require stockholder approval pursuant to Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     8.     Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     9. Options Non-Transferable. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

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     10.     Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above), and (b) no expansion in the class of persons eligible to receive Options; and provided, further, that the provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of grants of Options shall not be amended more than once every six months, other than to comport to changes in the Code, or the rules thereunder. In addition to the foregoing, the approval of the Company’s stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3 under the Exchange Act, or any successor rule. In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee. This Plan shall be submitted for stockholder approval at the next annual stockholders’ meeting. In the event the stockholders do not approve the Plan, no further options shall be granted hereunder.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Cohu, Inc. 1996 Outside Directors Stock Option Plan was duly adopted by the Board of Directors of the Company on November 13, 1996 and amended on January 31, 2001 and March 10, 2003.

/s/ John H. Allen

John H. Allen

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PROXY

COHU, INC.

THIS PROXY IS SOLICITED ON BE HALF OF THE BOARD OF DIRECTORS OF COHU, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2003

      The undersigned hereby (i) acknowledge(s) receipt of the Notice and Proxy Statement dated April 1, 2003 relating to the Annual Meeting of Stockholders of Cohu, Inc. (“Cohu”) to be held May 13, 2003 and (ii) appoint(s) CHARLES A. SCHWAN, JAMES A. DONAHUE and JOHN H. ALLEN as proxies, with full power of substitution, and authorizes them, or any of them, to vote all the shares of Common Stock of Cohu standing in the name of the undersigned at said meeting or any adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting, or any adjournment thereof, conferring discretionary authority upon such proxies as to such other matters.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposals 1 and 2.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Fold and Detach Here ▲

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Director recommends a vote FOR
the directors and FOR the amendments to the Cohu 1996
Outside Directors Stock Option Plan.
						FOR	AGAINST	ABSTAIN
		For the nominees listed below (except as marked to the contrary below)	WITHHELD FOR ALL	Item 2-	TO APPROVE CERTAIN AMENDMENTS TO THE COHU 1996 OUTSIDE DIRECTORS STOCK OPTION PLAN TO (i) INCREASE THE INITIAL OPTION GRANT UPON APPOINTMENT TO THE BOARD FROM 10,000 SHARES TO 20,000 SHARES AND (ii) REDUCE THE VESTING PERIOD ON THE 5,000 SHARE ANNUAL GRANT FROM FOUR YEARS TO TWO YEARS.	☐	☐	☐	Item 3-	IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
1.	Election of Directors	☐	☐
01	Harry L Casari
02	Harold Harrigian
Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)
STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY.

PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENVELOPE, NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

Signature(s):	Dated:
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Vote by Internet or Telephone or Mail
 24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to May 13, 2003.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/coh

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR
Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.